Exhibit 10.2(d)

FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of June 22, 2018 and is by and among SENSIENT TECHNOLOGIES CORPORATION, a Wisconsin corporation (the “Company”), the financial institutions signatory hereto as lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”).

Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Company, the financial institutions party thereto (the “Lenders”) and the Administrative Agent are parties to a certain Second Amended and Restated Credit Agreement dated as of May 3, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company, the Administrative Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments to Credit Agreement.  Upon the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)          Section 6.2 of the Credit Agreement is amended by deleting the phrase “which qualifies as a sale under GAAP” from clause (b)(i) thereto.

(b)          The first proviso to clause (b)(ii) of Section 6.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

provided, that (A) at least 80% of the proceeds of transfers pursuant to such factoring arrangement are paid in cash and (B) the Company and its Subsidiaries do not retain a residual liability therefor in excess of 10% of the amount of such factoring arrangement;

2.             Representations and Warranties.  The Company hereby represents and warrants that:

(a)          The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of the Company, or any authorization, consent, approval, order, filing, registration or qualification by or with any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System and Section 7 of the Exchange Act or any regulation promulgated thereunder) or of any order, writ, injunction or decree presently in effect having applicability to the Company or of the Organizational Documents of the Company, (c) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Company or any Subsidiary is a party or by which it or its properties may be bound or affected, or (d) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Company or any Subsidiary.

(b)          This Amendment has been duly executed and delivered by the duly authorized officers of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

(c)          Both immediately before and immediately after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement (other than the representation and warranty in Section 4.6 of the Credit Agreement) is correct on and as of the date hereof as if made on such date, except to the extent such representations and warranties related solely to an earlier date.

(d)          Immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.             Effectiveness.  This Amendment shall become effective, and the “First Amendment Effective Date” shall be deemed to have occurred, upon the occurrence or satisfaction of each of the events and conditions below:

(a)          the execution and delivery hereof by the Company, the Administrative Agent and the Required Lenders;

(b)          the Administrative Agent shall have received evidence that the existing private placement indebtedness of the Company has been amended in a manner consistent with the terms of this Amendment; and

(c)          the Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to it, such additional certificates, documents and other information as the Administrative Agent shall reasonably require.

4.             References, Effect, Etc. Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified by this Amendment.  Except as expressly amended hereby, the Credit Agreement and other Loan Documents, including all Guaranties and Liens granted thereunder, shall remain in full force and effect and are hereby ratified and confirmed.  For the avoidance of doubt, this Amendment constitutes a Loan Document.

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5.             No Waiver.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

6.             Counterparts.  This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7.             Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

SENSIENT TECHNOLOGIES CORPORATION, as Company

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

[LENDER]

By:
Name:
Title:

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]